UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 14, 2011

US GOLD CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	001-33190	84-0796160
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

99 George Street, 3rd Floor

Toronto, Ontario, Canada  M5A 2N4

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (866) 441-0690

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events

US Gold Corporation is filing this report to update the consents of experts in its registration statement on Form S-3, File No. 333-157998, previously filed with the Securities and Exchange Commission.  The consents are listed in Item 9.01, below.

Item 9.01              Financial Statements and Exhibits.

The following exhibits are filed with this report:

Exhibit 23.1          Consent of Pincock, Allen & Holt, mining engineers.

Exhibit 23.2          Consent of Micon International, mining engineers.

Exhibit 23.3          Consent of Ore Reserves Engineering, mining engineers.

Exhibit 23.4          Consent of Telesto Nevada Inc., mining engineers.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

US GOLD CORPORATION

Date: February 14, 2011	By:	/s/ Perry Y. Ing
Perry Y. Ing, Vice President and Chief Financial Officer

Exhibit Index

The following is a list of the Exhibits filed herewith.

Exhibit Number	Description of Exhibit

23.1	Consent of Pincock, Allen & Holt, mining engineers.

23.2	Consent of Micon International, mining engineers.

23.3	Consent of Ore Reserves Engineering, mining engineers.

23.4	Consent of Telesto Nevada Inc., mining engineers.